By 'PA&- „D DocuSigned by: K, 4Saptitt- 4A8416C1A002410... Name Voe+xx- [A-A-YKD Jim Rasque Name DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 AMENDMENT NO. 29 to the VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT Effective January 1, 2002 Between JACKSON NATIONAL LIFE INSURANCE COMPANY ("CEDING COMPANY") and CHUBB TEMPEST LIFE REINSURANCE LTD (formerly ACE TEMPEST LIFE REINSURANCE LTD) ("REINSURER") Effective June 24, 2020, this Amendment is hereby attached to and becomes a part of the above- described Reinsurance Agreement. It is mutually agreed that the Reinsurance Agreement will be amended to add new funds and to record fund name changes and fund mergers that were effective April 27, 2020. To effect these changes, the following provision of the Reinsurance Agreement is hereby amended: • Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, amendment #28, is hereby replaced by the attached Schedule B-2. Jackson National Life Insurance Company Chubb Tempest Life Reinsurance Ltd. Title \W ert-10€ t tt•Is\re.-A-Llte— Title VP & chief Actuary Date C.A.1CC-- 2-cl I 2_01-0 Date August 21, 2020

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4

SCHEDULE B-2

Subaccounts Subject to this Reinsurance Agreement

Fund Name	Comment	Product Availability
Fifth Third Balanced VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Disciplined Value VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Mid Cap VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Quality Growth VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
JNL Aggressive Growth Allocation Fund	Name changed from JNL Disciplined Growth effective 9/25/2017 and from JNL/S&P Disciplined Growth (New 1/16/2007) effective 8/29/2011	All
JNL Conservative Allocation Fund	New 9/25/2017	All
JNL Growth Allocation Fund	Name changed from JNL Disciplined Moderate Growth effective 9/25/2017 and from JNL/S&P Disciplined Moderate Growth (New 1/16/2007) effective 8/29/2011	All but Fifth Third
JNL Institutional Alt 25 Fund	• Name changed from JNL Institutional Alt 20 (New 4/6/2009) effective 9/25/2017 • Effective 9/25/2017, JNL Institutional Alt 35 Fund (New 4/6/2009) merged into this fund	
JNL Institutional Alt 50 Fund	• New 4/6/2009 • Effective 9/25/2017, JNL Institutional Alt 65 Fund (New 4/6/2009) merged into this fund	All
JNL iShares Tactical Growth Fund	New 8/13/2018	
JNL iShares Tactical Moderate Fund	New 8/13/2018	
JNL iShares Tactical Moderate Growth Fund	New 8/13/2018	
JNL Moderate Allocation Fund	New 9/25/2017	All but Fifth Third
JNL Moderate Growth Allocation Fund	Name changed from JNL Disciplined Moderate effective 9/25/2017 and from JNL/S&P Disciplined Moderate (New 1/16/2007) effective 8/29/2011	All but Fifth Third

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4

Fund Name	Comment	Product Availability
JNL/American Funds Balanced	Name changed from JNL/Capital Guardian Global Balanced Fund effective 4/24/2017, from JNL/FI Balanced Fund effective 12/3/2007 and from JNL/FMR Balanced Fund effective 4/30/2007	All
JNL/American Funds Blue Chip Income and Growth Fund	New 5/3/2010	All
JNL/American Funds Capital Income Builder Fund	New 8/13/2018	
JNL/American Funds Capitol World Bond Fund	• New 5/3/2010 • Name changed from JNL/American Funds Global Bond Fund effective 4/27/2020	All
JNL/American Funds Global Growth Fund	New 8/13/2018	
JNL/American Funds Global Small Capitalization Fund	New 5/3/2010	All
JNL/American Funds Growth Allocation Fund	New 4/30/2012	All
JNL/American Funds Growth Fund	New 8/13/2018	
JNL/American Funds Growth-Income Fund	New 5/3/2010	All
JNL/American Funds International Fund	New 5/3/2010	All
JNL/American Funds Moderate Growth Allocation Fund	Name changed from JNL/American Funds Balanced Allocation (New 4/30/2012) effective 9/25/2017	All
JNL/American Funds New World Fund	New 5/3/2010	All
JNL/AQR Large Cap Defensive Style Fund	New 6/24/2019	
JNL/AQR Large Cap Relaxed Constraint Equity	Name changed from JNL/Goldman Sachs U.S. Equity Flex Fund effective 4/24/2017 and from JNL/Credit Suisse Long/Short (New 1/16/2007) effective 10/11/2010	All
JNL/AQR Managed Futures Strategy Fund	• New 4/27/2015 • Effective 4/27/2015, JNL/Mellon Capital Global Alpha Fund merged into this fund.	All but Fifth Third
JNL/Black Rock Commodity Securities Strategy Fund	• New 1/16/2007 • Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. • Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund. • Effective 4/29/2013 name changed from JNL/Black Rock Commodity Securities Fund.	All
JNL/BlackRock Advantage International Fund	New 6/24/2019	
JNL/BlackRock Global Allocation Fund	New 10/11/2010	All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4

Fund Name	**Comment**	**Product Availability**
JNL/BlackRock Global Natural Resources Fund	Name changed from JNL/BlackRock Natural Resources effective 9/25/2017 and from JNL/BlackRock Community Securities Strategy Fund effective 9/2015 and from JNL/BlackRock Commodity Securities Fund effective 4/29/2013 and from JNL/Credit Suisse Commodity Securities Fund effective 10/11/2010 and from JNL/Credit Suisse Global Natural Resources (New 1/16/2007) effective 9/28/2009	All
JNL/BlackRock Large Cap Select Growth Fund	• Formerly JNL/Janus Aggressive Growth Fund • Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007. • Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012 • Effective 9/16/2013, name changed from JNL/UBS Large Cap Select Growth Fund • Effective 4/25/2016, JNL/Invesco Large Cap Growth Fund merged into this fund.	All
JNL/Boston Partners Global Long Short Equity Fund	New 8/13/2018	
JNL/Causeway International Value Select Fund	• Name changed from JNL/JP Morgan International Value Fund effective 9/28/2015	All
JNL/ClearBridge Large Cap Growth Fund	New 9/25/2017	All
JNL/DFA Growth Allocation Fund	New 4/24/2017	All
JNL/DFA International Core Equity Fund	New 6/24/2019	
JNL/DFA Moderate Growth Allocation Fund	Name changed from JNL/DFA Moderate Allocation Fund (New 4/24/2017) effective 9/25/2017	All
JNL/DFA U.S. Micro Cap Fund	New 8/13/2018	
JNL/DFA US Core Equity Fund	Name changed from JNL/Eagle Core Equity Fund effective 4/30/2012	All
JNL/Double Line Emerging Markets Fixed Income Fund	New 8/13/2018	
JNL/DoubleLine Core Fixed Income Fund	Name changed from JNL/PIMCO Total Return effective 9/25/2017	All
JNL/DoubleLine Total Return Fund	New 9/28/2015	All
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	New 8/13/2018	
JNL/Epoch Global Shareholder Yield Fund	New 8/13/2018	
JNL/FAMCO Flex Core Covered Call Fund	New 9/25/2017	All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/Fidelity Institutional Asset Management Total Bond Fund • Formerly JNL/Salomon Brothers Global Bond Fund. • Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, from JNL/Western Asset Strategic Bond Fund effective 4/30/2007, and from JNL/Goldman Sachs Core Plus Bond Fund effective 6/24/2019.. All JNL/First State Global Infrastructure Fund • New 12/12/2011 • Effective 4/28/2014, name changed from JNL/Brookfield Global Infrastructure Fund. • Effective 8/13/2018, name changed from JNL/Brookfield Global Infrastructure and MLP Fund All JNL/FPA + DoubleLine Flexible Allocation Fund • New 9/28/2009 • Name changed from JNL/Ivy Asset Strategy Fund effective 4/25/2016 All but Fifth Third JNL/Franklin Templeton Global Fund • Name changed from JNL/Franklin Templeton Global Growth Fund (New 1/16/2007) effective 4/24/2017; effective 9/16/2013, JNL/M&G Global Leaders Fund merged into JNL/Franklin Templeton Global Growth Fund All JNL/Franldin Templeton Global Multi-sector Bond Fund New 12/12/2011 All JNL/Franklin Templeton Growth Allocation Fund • New 1/16/2007 • Name changed from JNL/Franklin Templeton Founding Strategy Fund effective 6/24/2019 All JNL/Franklin Templeton Income Fund New 5/1/2006 All JNL/Franklin Templeton International Small Cap Fund • New 12/3/2007 • Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010 • Name changed from JNL/Franklin Templeton International Small Cap Growth Fund effective 8/13/2018 All JNL/Goldman Sachs 4 Fund • New 12/3/2007 • Effective 9/28/2015, JNL/Mellon Capital 25 Fund merged into this fund • Name changed from JNL/S&P 4 Fund effective 4/27/2020 All JNL/Goldman Sachs Competitive Advantage Fund • New 12/3/2007 • Name changed from JNL/S&P Competitive Advantage Fund effective 4/27/2020 All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/Goldman Sachs Dividend Income & Growth Fund • New 12/3/2007 • Effective 9/16/2013, JNL/ Mellon Capital Dow sm Dividend Fund merged into this fund. • Name changed from JNL/S&P Dividend Income & Growth Fund effective 4/27/2020 All JNL/Goldman Sachs Emerging Markets Debt Fund New 10/6/2008 All JNL/Goldman Sachs International 5 Fund • New 8/13/2018 • Name changed from JNL/S&P International 5 Fund effective 4/27/2020 JNL/Goldman Sachs Intrinsic Value Fund • New 12/3/2007 • Name changed from JNL/S&P Intrinsic Value Fund effective 4/27/2020 All JNL/Goldman Sachs Managed Aggressive Growth Fund • Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. • On 10/4/04 merged with JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive Growth Fund I, JNL/S&P Very Aggressive Growth Fund I, .JNL/S&P Core Index 50 Fund, and JNL/S&P Core Index 75 Fund • Name changed from JNL/S&P Managed Aggressive Growth effective 4/27/2020 All JNL/Goldman Sachs Managed Conservative Fund • Effective 10/4/04 • Name changed from JNL/S&P Managed Conservative Fund effective 4/27/2020 All JNL/Goldman Sachs Managed Growth Fund • Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. • On 10/4/04 merged with JNL/S&P Core Index 100 Fund. • Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund was merged into this fund. • Name changed from JNL/S&P Managed Growth Fund effective 4/27/2020 All JNL/Goldman Sachs Managed Moderate Fund • Effective 10/4/04 • Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund. • Name changed from JNL/S&P Managed Moderate Fund effective 4/27/2020 All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4

Fund Name	Comment	Product Availability
JNL/Goldman Sachs Managed Moderate Growth Fund	• Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I; • Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund. • Name changed from JNL/S&P Managed Moderate Growth fund effective 4/27/2020	All
JNL/Goldman Sachs Total Yield Fund	• New 12/3/2007 • Name changed from JNL/S&P Total Yield Fund effective 4/27/2020	All
JNL/GQG Emerging Markets Equity Fund	New 8/13/2018	
JNL/Harris Oakmark Global Equity	• New 9/25/2017 • Effective 9/25/2017, JNL/Red Rocks Listed Private Equity Fund merged into this Fund	All
JNL/Heitman U.S. Focused Real Estate Fund	New 8/13/2018	
JNL/Invesco China-India Fund	• New 3/31/2008 • Name changed from JNL/PAM China-India Fund effective 4/30/2012 • Name changed from JNL/Eastspring Investments China-India Fund effective 4/25/2016 • Effective 4/25/2016, JNL/Eastspring Investments Asia ex-Japan Fund merged into this fund	All
JNL/Invesco Diversified Dividend Fund	• New 9/25/2017	All
JNL/Invesco Global Growth Fund	• Effective 4/28/2014, JNL/M&G Global Basics Fund merged into this fund • Effective 4/25/2016, JNL/Capital Guardian Global Diversified Research Fund merged into this fund • Name changed from JNL/Oppenheimer Global Growth Fund effective 4/27/2020	All
JNL/Invesco Global Real Estate Fund	• New 5/2/05, • Name changed from JNL/AIM Real Estate Fund effective 10/6/2008. • Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund.	All
JNL/Invesco International Growth Fund	• Named changed from JNL/Putnam International Equity Fund effective 5/2/05 and from JNL/JPM International Equity Fund effective 12/3/2007. • Effective 10/11/2010, name changed from JNL/AIM International Growth Fund.	All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/Invesco Mid Cap Value Fund • Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008 • Effective 9/16/2013, name changed from JNL/Lazard Mid Cap Equity Fund. All JNL/Invesco Small Cap Growth Fund Name changed from JNL/AIM Small Cap Growth Fund effective 10/11/2010. All JNL/JP Morgan Hedged Equity Fund New 8/13/2018 JNL/JPMorgan Growth & Income • New 1/16/2007 • Name changed from JNL/Franklin Templeton Mutual Shares effective 4/27/2020 All INL/JPMorgan Mid Cap Growth Fund • Subadvisor changed from Janus on 2/18/04. • Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007 and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007. • Also, the JNL/Putnam Midcap Growth Fund merged with this fund effective 12/3/2007. All JNL/JPMorgan U.S. Government & Quality Bond Fund Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007. All JNL/Lazard International Strategic Equity Fund New 8/13/2018 JNL/Loomis Sayles Global Growth New 4/27/2020 JNL/Lord Abbett Short Duration Income New 4/27/2020 JNL/Mellon Bond Index Fund Name changed from JNL/Mellon Capital Bond Index Fund effective 6/24/2019 All JNL/Mellon Capital 10 x 10 Fund New 4/30/2007 All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-CBID4B2CA3E4 Fund Name Comment Product Availability JNL/Mellon Capital JNL 5 Fund • Effective 10/4/04 • On 4/30/2007 the JNL/ Mellon Capital Management Dowsm 10 Fund, the 51\IL/ Mellon Capital Management S&P® 10 Fund, and the JNL/ Mellon Capital Management Global 15 Fund were merged with this fund. • Effective 4/27/2015, JNL/Mellon Capital JNL Optimized 5 Fund merged into this Fund • Effective 4/24/2017, JNL/Mellon Capital S&P 24 Fund (New 5/1/2006) merged into this Fund; effective 9/16/2013, JNL/Mellon Capital VIP Fund merged into JNL/Mellon Capital S&P 24 Fund; effective 9/28/2009, JNL/PPM America Core Equity Fund merged into JNL/Mellon Capital S&P 24 Fund All JNL/Mellon Capital MSCI KLD 400 Social Index Fund • New 4/24/2017 All JNL/Mellon Capital S&P ® SMid 60 Fund New 4/30/2007 All JNL/Mellon Communication Services Sector Fund • New 8/13/2018 • Name changed from JNL/Mellon Capital Telecommunications Sector Fund effective 6/24/2019 All JNL/Mellon Consumer Discretionary Sector Fund • Subadvisor changed from Curian effective 2/18/2004 • Name changed from JNL/Mellon Capital Consumer Discretionary Sector Fund effective 6/24/2019 and from JNL/Mellon Capital Consumer Brands Sector effective 9/25/2017 All JNL/Mellon Consumer Staples Sector Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital Consumer Staples Sector Fund effective 6/24/2019 All JNL/Mellon Dow Index Fund • Name changed form JNL/Mellon Capital Management the Dow to JNL/Mellon Capital Dow 10 Effective 1/17/2006 • Name changed from JNL/Mellon Capital Dow 10 Effective 9/28/2015 • Name changed from JNL/Mellon Capital Dow Index Fund effective 6/24/2019 All JNL/Mellon Emerging Markets Index Fund • New 12/12/2011 • Name changed from JNL/Mellon Capital Emerging Markets Index Fund effective 6/24/2019 All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/Mellon Energy Sector Fund • Subadvisor changed from Curian effective 2/18/04. • Name changed from JNL/Mellon Capital Energy Sector Fund effective 6/24/2019, from JNL/Mellon Capital Oil & Gas Sector Fund effective 9/25/2017 and from JNL/Mellon Capital Management Energy Sector Fund on 5/2/2005 All JNL/Mellon Equity Income Fund • New 9/25/2017 • Name changed from JNL/The Boston Company Equity Income Fund effective 6/24/2019 All JNL/Mellon Financial Sector Fund • Subadvisor changed from Curian effective 2/18/04 • Name changed from JNL/Mellon Capital Financial Sector Fund effective 6/24/2019 All JNL/Mellon Healthcare Sector Fund • Subadvisor changed from Curian effective 2/18/04. • Name changed from JNL/Mellon Capital Healthcare Sector Fund effective 6/24/2019 and from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund on 5/2/05 All JNL/Mellon Index 5 Fund • New 4/30/2007 • Name changed from JNL/Mellon Capital Index 5 Fund effective 6/24/2019 All JNL/Mellon Industrials Sector Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital Industrials Sector Fund effective 6/24/2019 All JNL/Mellon Information Technology Sector Fund • Subadvisor changed from Curian effective 2/18/2004 • Name changed from JNL/Mellon Capital Information Technology Sector Fund effective 6/24/2019 and from JNL/Mellon Capital Technology Sector Fund effective 9/25/2017 All JNL/Mellon International Index Fund • Effective 9/15/2014, JNL/ Mellon Capital NYSE® International 25 Fund merged into this fund • Name changed from JNL/Mellon Capital International Index Fund effective 6/24/2019 All JNL/Mellon Materials Sector Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital Materials Sector Fund effective 6/24/2019 All JNL/Mellon MSCI World Index Fund Name changed from JNL/Mellon Capital MSCI World Index All Fund effective 6/24/2019, from JNL/Mellon Capital Global 30 Fund effective 9/25/2017 and from JNL/Mellon Capital Global 15 Effective 9/28/2015

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/Mellon Nasdaq 100 Index Fund Name changed from JNL/Mellon Capital Nasdaq 100 Index effective 6/24/2019, from JNL/Mellon Capital Nasdaq 100 effective 9/25/2017, from JNL/Mellon Capital Nasdaq 25 Fund effective 4/25/2016, from JNL/Mellon Capital Management Nasdaq 15 fund (New 10/4/2004) effective 12/3/2007 All JNL/Mellon Real Estate Sector Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital Real Estate Sector Fund effective 6/24/2019 All JNL/Mellon S&P 1500 Growth Index Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital S&P 1500 Growth Index Fund effective 6/24/2019 All JNL/Mellon S&P 1500 Value Index Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital S&P 1500 Value Index Fund effective 6/24/2019 All JNL/Mellon S&P 400 Mid Cap Index Fund • Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03 • Effective 9/28/2015, JNL/ Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund merged into this fund • Name changed from JNL/Mellon Capital S&P 400 Mid Cap Index Fund effective 6/24/2019 All JNL/Mellon S&P 500 Index Fund • Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund was merged into this fund. • Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital VIP Fund merged into this fund. • Name changed from JNL/Mellon Capital S&P 500 Index Fund effective 6/24/2019 All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/Mellon Small Cap Index Fund • Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Lazard Small Cap Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital Select Small-Cap Fund merged into this fund. • Name changed from JNL/Mellon Capital Small Cap Index Fund effective 6/24/2019 All JNL/Mellon Utilities Sector Fund • New 8/13/2018 • Name changed from JNL/Mellon Capital Utilities Sector effective 6/4/2019 JNL/MFS Mid Cap Value Fund Name changed from JNL/Goldman Sachs Mid Cap Value Fund All (New 5/2/2005) effective 4/24/2017 JNL/Morningstar Wide Moat Index Fund New 8/13/2018 JNL/Multi-Manager Alternative New 4/27/2020 JNL/Multi-Manager Emerging Markets Equity Fund • New 5/1/2006 • Name changed from JNL/Lazard Emerging Markets Fund effective 4/27/2020 All JNL/Multi-Manager Mid Cap Fund New 9/19/2016 All JNL/Multi-Manager Small Cap Growth Fund Name changed from JNL/Eagle Small Cap Equity effective 9/28/2015 All JNL/Multi-Manager Small Cap Value Fund • New 5/2/2005 • Name changed from JNL/Franklin Templeton Small Cap Value Fund Effective 9/28/2015 All JNL/Neuberger Berman Company Fund New 8/13/2018 JNL/Neuberger Berman Strategic Income Fund New 4/30/2012 All JNL/Nicholas Convertible Arbitrage Fund New 8/13/2018 JNL/PIMCO Credit Income Fund New 9/28/2015 All JNL/PIMCO Income Fund New 9/25/2017 All JNL/PIMCO Real Return New 1/16/2007 All JNL/PPM America Floating Rate Income Fund New 5/2/2011 All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/PPM America High Yield Bond Fund • Effective 10/4/04. • JNL/PPM America High Yield Bond Fund was merged into this on 10/4/04. • Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007 and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007. All JNL/PPM America Long Short Credit Fund New 8/13/2018 JNL/PPM America Mid-Cap Value Fund New 3/31/2008 All JNL/PPM America Small Cap Value Fund New 3/31/2008 All JNL/PPM America Total Return Fund New 4/27/2015 All JNL/PPM America Value Equity Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007 All JNL/RAFI Fundamental Asia Developed Fund • New 10/6/2008 • Name changed from JNL/Mellon Capital Pacific Rim 30 Fund effective 6/24/2019 All JNL/RAFI Fundamental Europe Fund • New 10/6/2008 • Name changed from JNL/Mellon Capital European 30 Fund effective 6/24/2019 All JNL/RAFI Fundamental U.S. Small Cap Fund New 6/24/2019 JNL/RAFI Multi-Factor U.S. Equity Fund New 6/24/2019 JNL/S&P Mid 3 New 4/28/2014 All JNL/T.Rowe Price U.S. High Yield Fund • New 4/25/2016 • Name changed from JNL/Crescent High Income Fund effective 4/27/2020 All JNL/T.Rowe Price Balanced New 4/27/2020 JNL/T.Rowe Price Established Growth Fund • JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05. • JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007. All JNL/T.Rowe Price Mid-Cap Growth Fund Effective 4/24/2017, JNL/Morgan Stanley Mid Cap Growth Fund (New 4/30/12) merged into this Fund All JNL/T.Rowe Price Short Term Bond Fund • New 5/1/2006 • Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009 All JNL/T.Rowe Price Value Fund All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4

Fund Name	Comment	Product Availability
JNL/The London Company Focused U.S. Equity Fund	New 8/13/2018	
JNL/Vanguard Capital Growth Fund	New 9/25/2017	All
JNL/Vanguard Equity Income Fund	New 9/25/2017	All
JNL/Vanguard Global Bond Market Index Fund	New 9/25/2017	All
JNL/Vanguard Growth ETF Allocation Fund	• New 9/25/2017 • Name changed from JNL/Vanguard Growth Allocation Fund effective 8/13/2018	All
JNL/Vanguard International Fund	New 9/25/2017	All
JNL/Vanguard International Stock Market Index Fund	New 9/25/2017	All
JNL/Vanguard Moderate ETF Allocation Fund	• New 9/25/2017 • Name changed from JNL/Vanguard Moderate Allocation Fund effective 8/13/2018	All
JNL/Vanguard Moderate Growth ETF Allocation Fund	• New 9/25/2017 • Name changed from JNL/Vanguard Moderate Growth Allocation Fund effective 8/13/2018	All
JNL/Vanguard Small Company Growth Fund	New 9/25/2017	All
JNL/Vanguard U.S. Stock Market Index Fund	New 9/25/2017	All
JNL/WCM Focused International Equity Fund	New 8/13/2018	
JNL/Westchester Capital Event Driven Fund	New 8/13/2018	
JNL/WMC Balanced	Name changed from JNL/Select Balanced effective 5/2/2011	All
JNL/WMC Government Money Market Fund	Name changed from JNL/WMC Money Market fund effective 4/24/2017 and from JNL/Select Money Market effective 5/2/2011	All
JNL/WMC Value	Name changed from JNL/Select Value effective 5/2/2011	All
JNL General Account		
Guaranteed Five Year Fixed		All but Focus
12 Month DCA		All
6 Month DCA		All
Guaranteed One Year Fixed		All
Guaranteed Seven Year Fixed		All but Focus
Guaranteed Three Year Fixed		All
S&P 500 Composite Stock Price Index – 9 Year Period	Only available prior to 10/4/04	Perspective II and Fifth Third

Note: Effective April 29, 2013, JNL/Mellon Capital Management and JNL/Mellon Capital Mgmt funds changed to JNL/Mellon Capital funds.

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 JNL Chubb 2002 Treaty Schedule B-2 Amendment #29